                                                                    EXHIBIT 10.1



                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

           Secured Subordinated Note and Warrant Purchase Agreement

                         Dated as of December 19, 1995

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

           Secured Subordinated Note and Warrant Purchase Agreement
           --------------------------------------------------------

                         Dated as of December 19, 1995

                                     INDEX
                                     -----

                                                                          Page
                                                                          ----
ARTICLE I...............................................................    1

PURCHASE, SALE AND TERMS OF NOTES AND WARRANTS..........................    1

     1.01.     The Notes................................................    1
     1.02.     The Warrants.............................................    1
     1.03.     Purchase and Sale of Notes and Warrants..................    1
                    (a)  The Closing....................................    1
                    (b)  Allocation of Purchase Price...................    2
                    (c)  Use of Proceeds................................    2
     1.04.     Payments and Endorsements................................    2
     1.05.     Redemptions..............................................    2
                    (a)  Required Redemptions...........................    2
                    (b)  Optional Redemptions With Premium..............    3
                    (c)  Notice of Redemptions; Pro Rata Redemptions....    4
     1.06.     Payment on Non-Business Days.............................    4
     1.07.     Registration, etc........................................    4
     1.08.     Transfer and Exchange of Notes...........................    5
     1.09.     Replacement of Notes.....................................    5
     1.10.     Subordination............................................    5
                    (a)  Payment of Senior Debt.........................    5
                    (b)  No Payment on Notes Under Certain Conditions...    6
                    (c)  Payments Held in Trust.........................    6
                    (d)  Subrogation....................................    6
                    (e)  Scope of Section...............................    7
                    (f)  Survival of Rights.............................    7
                    (g)  Amendment or Waiver............................    7
                    (h)  Senior Debt Defined............................    7
     1.11.     Representations by the Purchaser.........................    8
     1.12.     Disclosure of Information by the Purchaser...............    8

ARTICLE II..............................................................    8

CONDITIONS TO PURCHASER'S OBLIGATION....................................    8

     2.01.     Representations and Warranties...........................    8
     2.02.     Documentation at Closing.................................    9

                                                                                         Page
                                                                                         ----
ARTICLE III...........................................................................    10

REPRESENTATIONS AND WARRANTIES........................................................    10

     3.01.     Organization and Standing of the Company...............................    10
     3.02.     Corporate Action.......................................................    10
     3.03.     Governmental Approvals.................................................    10
     3.04.     Litigation.............................................................    10
     3.05.     Compliance with Other Instruments......................................    11
     3.06.     Federal Reserve Regulations............................................    11
     3.07.     Title to Assets, Patents...............................................    11
     3.08.     Financial Information..................................................    12
     3.09.     Taxes..................................................................    12
     3.10.     ERISA..................................................................    12
     3.11.     Transactions with Affiliates...........................................    12
     3.12.     Assumptions or Guaranties of Indebtedness of Other Persons.............    13
     3.13.     Investments in Other Persons...........................................    13
     3.14.     Equal Employment Opportunity...........................................    13
     3.15.     Status of Notes and Warrants as Qualified Investments..................    13
     3.16.     Securities Act.........................................................    14
     3.17.     Disclosure.............................................................    14
     3.18.     No Brokers or Finders..................................................    14
     3.19.     Other Agreements of Officers...........................................    14
     3.20.     Capitalization; Status of Capital Stock................................    14
     3.21.     Labor Relations........................................................    15
     3.22.     Insurance..............................................................    15
     3.23.     Books and Records......................................................    15
     3.24.     Foreign Corrupt Practices Act..........................................    15
     3.25.     Registration Rights....................................................    16

ARTICLE IV............................................................................    16

COVENANTS OF THE COMPANY..............................................................    16

     4.01.     Affirmative Covenants of the Company Other Than Reporting Requirements.    16
                    (a)  Punctual Payment.............................................    16
                    (b)  Payment of Taxes and Trade Debt..............................    16
                    (c)  Maintenance of Insurance.....................................    16
                    (d)  Preservation of Corporate Existence..........................    16
                    (e)  Compliance with Laws.........................................    17
                    (f)  Visitation Rights............................................    17
                    (g)  Keeping of Records and Books of Account......................    17
                    (h)  Maintenance of Properties, etc...............................    17
                    (i)  Compliance with ERISA........................................    17
                    (j)  Maintenance of Debt to Equity Ratio..........................    17
                    (k)  Maintenance of Interest Coverage.............................    17
                    (l)  Foreign Corrupt Practices Act................................    18

                                     (ii)

                                                                                         Page
                                                                                         ----
                    (m)  Equal Employment Opportunity.................................    18
                    (n)  Status of Notes and Warrants as Qualified Investments........    18
                    (o)  Attendance at Board Meetings.................................    18
                    (p)  Compensation.................................................    18
                    (q)  Compliance with Security Agreement...........................    18
     4.02.     Negative Covenants of the Company......................................    18
                    (a)  Liens........................................................    19
                    (b)  Indebtedness.................................................    20
                    (c)  Lease Obligations............................................    20
                    (d)  Assumptions or Guaranties of Indebtedness of Other Persons...    20
                    (e)  Mergers, Sale of Assets, etc.................................    20
                    (f)  Investments in Other Persons.................................    21
                    (g)  Distributions................................................    22
                    (h)  Dealings with Affiliates.....................................    22
                    (i)  Maintenance of Ownership of Subsidiaries.....................    22
                    (j)  Change in Nature of Business.................................    23
     4.03.     Reporting Requirements.................................................    23
     4.04.     Termination of Certain Covenants.......................................    24

ARTICLE V.............................................................................    24

REGISTRATION RIGHTS...................................................................    24

     5.01.     "Piggy Back" Registration..............................................    24
     5.02.     Required Registration..................................................    25
     5.03.     Registration on Form S-3...............................................    26
     5.04.     Effectiveness..........................................................    26
     5.05.     Indemnification of Holder of Registrable Shares........................    26
     5.06.     Indemnification of Company.............................................    27
     5.07.     Exchange Act Registration..............................................    28
     5.08.     Damages................................................................    28
     5.09.     Further Obligations of the Company.....................................    28
     5.09.     Expenses...............................................................    29
     5.10.     Certain Exceptions to Registration.....................................    30

ARTICLE VI............................................................................    30

EVENTS OF DEFAULT.....................................................................    30

     6.01.     Events of Default......................................................    30
     6.02.     Annulment of Defaults..................................................    32

ARTICLE VII...........................................................................    32

DEFINITIONS AND ACCOUNTING TERMS......................................................    32

     7.01.     Certain Defined Terms..................................................    32
     7.02.     Accounting Terms.......................................................    35

                                     (iii)

                                                                          Page
                                                                          ----
ARTICLE VIII............................................................   35

MISCELLANEOUS...........................................................   35

     8.01.     No Waiver; Cumulative Remedies...........................   35
     8.03.     Addresses for Notices, etc...............................   36
     8.04.     Costs, Expenses and Taxes................................   36
     8.05.     Binding Effect; Assignment...............................   37
     8.06.     Survival of Representations and Warranties...............   37
     8.08.     Severability.............................................   37
     8.09.     Governing Law............................................   37
     8.10.     Headings.................................................   37
     8.11.     Sealed Instrument........................................   37
     8.12.     Counterparts.............................................   37


EXHIBIT
     1.01      Form of Secured Subordinated Notes
     1.02      Form of Common Stock Purchase Warrants
     2.02(a)   Form of Security Agreement
     2.02(c)   Matters to be Covered by Opinion Letter
     3.04      Schedule of Material Litigation
     3.05      Schedule of Certain Indebtedness
     3.07      Schedule of Mortgages, Pledges, etc.
     3.11      Schedule of Transactions with Affiliates
     3.15      Certificate Regarding "Qualified Investments"
     3.20      Schedule of Capital Stock, Options and Other Rights

                                     (iv)

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY
                               75 Hammond Street
                        Worcester, Massachusetts 01610




                                                         As of December 19, 1995



Massachusetts Capital Resource Company
420 Boylston Street
Boston, Massachusetts  02116

Re:  Secured Subordinated Notes due 2005 and
     Common Stock Purchase Warrants

Gentlemen:

     Providence and Worcester Railroad Company, a Rhode Island corporation (the "Company"), hereby agrees with Massachusetts Capital Resource Company (the "Purchaser") as follows:

                                   ARTICLE I

                PURCHASE, SALE AND TERMS OF NOTES AND WARRANTS

     1.01.  The Notes.  The Company has authorized the issuance and sale to the
            ---------
Purchaser of the Company's Secured Subordinated Notes, due December 31, 2005, in the original principal amount of $5,000,000. The Secured Subordinated Notes shall be substantially in the form set forth in Exhibit 1.01 hereto and are
                                                ------------
herein referred to individually as a "Note" and collectively as the "Notes", which terms shall also include any notes delivered in exchange or replacement therefor.

     1.02.  The Warrants.  The Company has also authorized the issuance and sale
            ------------
to the Purchaser of the Company's Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of 200,000 shares of the Company's Common Stock. The Common Stock Purchase Warrants shall be substantially in the form set forth in Exhibit 1.02 hereto and are herein
                                       ------------
referred to individually as a "Warrant" and collectively as the "Warrants", which terms shall also include any warrants delivered in exchange or replacement therefor.

     1.03.  Purchase and Sale of Notes and Warrants
            ---------------------------------------

               (a)  The Closing.  The Company agrees to issue and sell to the
                    -----------
Purchaser, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase, the Notes and the Warrants for an aggregate purchase price of $5,000,000. Such purchase and sale shall take place at a closing (the "Closing") to be held at the office of Messrs. Testa, Hurwitz & Thibeault, High Street Tower, 125 High Street, Boston, Massachusetts, on December 19, 1995 at 2:00 P.M., or on such other date and at such time as may be mutually agreed upon. At the Closing the Company will initially issue one Note, payable to the order of the Purchaser, in the principal amount of $5,000,000 and one Warrant, registered in the name of the Purchaser, to purchase (subject to adjustment as provided therein) 200,000 shares of the Company's Common Stock, against receipt by the Company of a wire transfer in the amount of $5,000,000, in payment of the full purchase price for the Notes and Warrants.

               (b)  Allocation of Purchase Price.  The Company and the
                    ----------------------------
Purchaser, having adverse interests and as a result of arm's length bargaining, agree that (i) neither the Purchaser nor any of its partners has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Notes and Warrants; (ii) the Warrants are not being issued as compensation; and (iii) for the purpose, and within the meaning, of
Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended, the issue price of the Notes is $4,920,000. The Company and the Purchaser acknowledge that this allocation is based on the relative fair market values of the Notes and Warrants. The Company and the Purchaser recognize that this Agreement determines the original issue discount to be taken into account by the Company and the Purchaser for federal income tax purposes on the Notes and they agree to adhere to this Agreement for such purposes.

               (c)  Use of Proceeds.  The Company agrees to use the full
                    ---------------
proceeds from the sale of the Notes and Warrants principally for the expansion and renovation of the Company's track structure, payment of certain Indebtedness to Fleet Bank of Massachusetts, N.A. and for working capital and capital improvements and agrees that full proceeds from the sale of the Notes and Warrants will be utilized for purposes which increase or maintain equal opportunity employment in the Commonwealth of Massachusetts.

     1.04.  Payments and Endorsements.  Payments of principal, interest and
            -------------------------
premium, if any, on the Notes, shall be made directly by check duly mailed or delivered to the Purchaser at its address referred to in Section 8.03 hereof, without any presentment or notation of payment, except that prior to any transfer of any Note, the holder of record shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note.

     1.05.  Redemptions.
            -----------

               (a)  Required Redemptions.  On each date set forth below, the
                    -------- -----------
Company will redeem, without premium, the principal amount of the Notes set forth opposite such date, or such lesser amount as may be then outstanding, together with all accrued and unpaid interest then due on the amount so redeemed. On the stated or accelerated maturity of the Notes, the Company will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest then due thereon. No optional redemption of less than all of the Notes shall affect the obligation of the Company to make the redemptions required by this subsection.

                                            Principal Amount
Redemption Date                              to be Redeemed
---------------------                       ----------------
December 31, 1998                              $   62,500

March 31, 1999                                     62,500
June 30, 1999                                      62,500
September 30, 1999                                 62,500
December 31, 1999                                  62,500

March 31, 2000                                     62,500
June 30, 2000                                      62,500
September 30, 2000                                 62,500
December 31, 2000                                 125,000

March 31, 2001                                    125,000
June 30, 2001                                     125,000
September 30, 2001                                125,000
December 31, 2001                                 125,000

March 31, 2002                                    125,000
June 30, 2002                                     125,000
September 30, 2002                                125,000
December 31, 2002                                 187,500

March 31, 2003                                    187,500
June 30, 2003                                     187,500
September 30, 2003                                187,500
December 31, 2003                                 187,500

March 31, 2004                                    187,500
June 30, 2004                                     187,500
September 30, 2004                                187,500
December 31, 2004                                 187,500

March 31, 2005                                    187,500
June 30, 2005                                     187,500
September 30, 2005                                187,500
December 31, 2005                               1,250,000
                                               ----------
       TOTAL                                   $5,000,000
                                               ----------

     (b)  Optional Redemptions With Premium.  In addition to the redemption of
          ---------------------------------
the Notes required under subsection 1.05(a), the Company may at any time on or after January 1, 1996, (no optional redemption being permitted prior to said date) redeem the Notes in whole or in part (in integral multiples of $10,000) together with interest due on the amount so redeemed through the date of redemption, and a premium equal to the percentage of the principal amount of the Notes redeemed under this subsection applicable to the twelve month period in which such redemption is made, as follows:

               12-month period
                    ending             Premium
               ---------------         -------

               December 31, 1996         10%
               December 31, 1997          9%
               December 31, 1998          8%
               December 31, 1999          7%
               December 31, 2000          6%
               December 31, 2001          5%
               December 31, 2002          4%
               December 31, 2003          3%
               December 31, 2004          2%
               December 31, 2005          0%

          (c)  Notice of Redemptions; Pro Rata Redemptions.  Notice of any
               -------------------------------------------
optional redemptions pursuant to subsection 1.05(b) shall be given to all registered holders of the Notes at least ten (10) business days prior to the date of such redemption. Each redemption of Notes pursuant to subsections 1.05(a) or (b) shall be made so that the Notes then held by each holder shall be redeemed in a principal amount which shall bear the same ratio to the total principal amount of Notes being redeemed as the principal amount of Notes then held by such holder bears to the aggregate principal amount of the Notes then outstanding.

     1.06.  Payment on Non-Business Days.  Whenever any payment to be made shall
            ----------------------------
be due on a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Massachusetts, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest due.

     1.07.  Registration, etc.  The Company shall maintain at its principal
            -----------------
office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless made on such register for the registered holder or his executors or administrators or his or their duly appointed attorney, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note or Notes, shall be registered on the date of execution thereof by the Company and shall be dated the date to which interest has been paid on such Notes or Note. The registered holder of a Note shall be that Person in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of setoff or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Note.

     1.08.  Transfer and Exchange of Notes.  Subject to compliance with federal
            ------------------------------
and applicable state securities laws, the registered holder of any Note or Notes may, prior to maturity or prepayment thereof, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes, in such denominations as requested by the registered holder, for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or registered assigns, as the registered holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.

     1.09.  Replacement of Notes.  Upon receipt of evidence satisfactory to the
            --------------------
Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which
                             --------  -------
Massachusetts Capital Resource Company or any of its partners is the registered holder is lost, stolen or destroyed, the affidavit of the President, Treasurer or any Assistant Treasurer of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the registered holder's written agreement to indemnify the Company.

     1.10.  Subordination.  The Company, for itself, its successors and assigns,
            -------------
covenants and agrees, and the Purchaser and each successor holder of the Notes by his or its acceptance thereof, likewise covenants and agrees, that notwithstanding any other provision of this Agreement or the Notes, the payment of the principal of and interest and all other amounts on each and all of the Notes shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of all Senior Debt (as hereinafter defined) at any time outstanding. The provisions of this
Section 1.10 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Company or against the holder of any Note without the necessity of joining the Company as a party.

          (a)  Payment of Senior Debt.  In the event of any insolvency or
               ----------------------
bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or distribution or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be indefeasibly paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made on account of the Notes; and any such payment or distribution, except securities which are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 1.10, which would, but for the provisions hereof, be payable or deliverable in respect of the Notes shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been indefeasibly paid in full, and every holder of the Notes by becoming a holder thereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorney-in-fact to demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and to file any necessary proof of claim therefor and to take all such other action in the name of the holders of the Notes or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this Section 1.10. The Purchaser and each successor holder of the Notes by its or his acceptance thereof agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 1.10, and to take all such other action as such holder or such holder's representative may request in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Notes.

          (b)  No Payment on Notes Under Certain Conditions.  In the event that
               --------------------------------------------
any default occurs in the payment of the principal of or interest on any Senior Debt (whether as a result of the acceleration thereof by the holders of such Senior Debt or otherwise) and during the continuance of such default for a period up to ninety (90) days and thereafter if judicial proceedings shall have been instituted with respect to such defaulted payment, or (if a shorter period) until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt then and during the continuance of such event no payment of principal or interest or any other amount on the Notes shall be made by the Company or accepted by any holder of the Notes who has received notice from the Company or from a holder of Senior Debt of such events.

          (c)  Payments Held in Trust.  In case any payment or distribution
               ----------------------
shall be paid or delivered to any holder of the Notes before all Senior Debt shall have been indefeasibly paid in full, despite or in violation or contravention of the terms of this subordination, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been indefeasibly paid in full.

          (d)  Subrogation.  Subject to the indefeasible payment in full of all
               -----------
Senior Debt and until the Notes shall be paid in full, the holders of the Notes shall be subrogated to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to the provisions of subsections (a) and (c) of this Section 1.10) to receive payments or distributions of assets of the Company applicable to the Senior Debt. No such payments or distributions applicable to the Senior Debt shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Notes; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Debt to which the holders of the Notes would be entitled except for the provisions of this Section 1.10 shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt.

          (e)  Scope of Section.  The provisions of this Section 1.10 are
               ----------------
intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this Section 1.10 or elsewhere in this Agreement or the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of any Note from accepting any payment with respect to such Note or exercising all remedies otherwise permitted by applicable law upon default under such Note, subject to the rights, if any, under this Section
1.10 of the holders of Senior Debt in respect of cash, property or securities of the Company received by the holders of the Notes.

          (f)  Survival of Rights.  The right of any present or future holder of
               ------------------
Senior Debt to enforce subordination of the Notes pursuant to the provisions of this Section 1.10 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder of Senior Debt, including, without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt or by noncompliance by the Company with the terms of such subordination regardless of any knowledge thereof such holder may have or otherwise be charged with.

          (g)  Amendment or Waiver.  The provisions of this Section 1.10 may not
               -------------------
be amended or waived in any manner which is detrimental to any Senior Debt without the consent of the holders of all then existing Senior Debt.

          (h)  Senior Debt Defined.  The term "Senior Debt" shall mean (i) all
               -------------------
Indebtedness of the Company for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on the date hereof or thereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with the Notes and which is permitted hereby at the time it is created or incurred, and (ii) all guaranties by the Company which are not by their terms subordinate and junior to or on a parity with the Notes and which are permitted hereby at the time they are made, of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i) of this sentence had it been Indebtedness of the Company. In making any loans which are (or the guaranties of which are) intended to be Senior Debt, the lenders or purchasers shall be entitled to rely as to the fact that such Indebtedness or guaranty is permitted hereby upon a certificate by the Company's chief financial officer purporting to show such Indebtedness or guaranty will not result in the Company's failure to comply with the provisions of Article IV hereof as of the date of the loan or guarantee.

          1.11.  Representations by the Purchaser.  The Purchaser represents
                 --------------------------------
that it is its present intention to acquire the Notes and Warrants for its own account and that the Notes and Warrants are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that the disposition of the property of
-------  ------------
the Purchaser shall at all times be within its control. The acquisition by the Purchaser of the Notes and Warrants shall constitute a confirmation of this representation. Further, the Purchaser understands and agrees that: (i) the Notes, Warrants and shares of Common Stock issued upon exercise of the Warrants will bear a legend to insure compliance with the registration provisions of the Securities Act and (ii) it will not use any non-public information which it obtains pursuant to this Agreement, including as a result of its rights under subsection 4.01(o), to trade in any public securities of the Company in violation of the Securities Act or Exchange Act.

          1.12.  Disclosure of Information by the Purchaser.  The Company
                 ------------------------------------------
understands that the Purchaser is a special purpose limited partnership organized under Chapter 109 of the General Laws of the Commonwealth of Massachusetts and Chapter 816 of the Acts and Resolves of 1977 of the Commonwealth of Massachusetts (the "Capital Resource Company Act"), and as such, in accordance with such provisions, the Purchaser, in order to obtain certain benefits for itself and its partners, is required to file certain reports and otherwise disclose information relating to the business, financial affairs, and future prospects of the Company and its affiliates (as defined in the aforesaid legislation) with the Clerk of the Senate and the Clerk of the House of Representatives of the General Court of the Commonwealth of Massachusetts, the Secretary of Manpower Affairs, the Commissioner of Insurance and the Department of Revenue of the Commonwealth of Massachusetts, and that such reports and other information may constitute "public records" within the purview of Section 7 of Chapter 4 of the General Laws of the Commonwealth of Massachusetts. In addition, information relating to the business, financial affairs and future prospects of the Company and its affiliates must be disclosed to others in order to obtain independent confirmation that financing on substantially similar terms to financing provided pursuant to this Agreement was not elsewhere available to the Company. The Company hereby authorizes the Purchaser to disclose all such information relating to the business, financial affairs and future prospects of the Company and its affiliates as has been or may in the future be presented to the Purchaser to all such persons as the Purchaser in good faith deems necessary or appropriate in order to fulfill its obligations under the Capital Resource Company Act.

                                  ARTICLE II

                     CONDITIONS TO PURCHASER'S OBLIGATION

     The obligation of the Purchaser to purchase and pay for the Notes and Warrants at the Closing is subject to the following conditions:

     2.01.  Representations and Warranties.  Each of the representations and
            ------------------------------
warranties of the Company set forth in Article III hereof shall be true on the date of the Closing.

     2.02.  Documentation at Closing.  The Purchaser shall have received prior
            ------------------------
to or at the Closing all of the following, each in form and substance satisfactory to the Purchaser and its special counsel:

          (a)  A Security Agreement, in the form attached as Exhibit 2.02(a),
                                                             ---------------
(the "Security Agreement") granting the Purchaser a first lien on all of the Company's track structure on its rail lines located in Massachusetts, excluding its rail yards, and all related financing statements and other similar instruments and documents, shall have been executed and delivered to the Purchaser by a duly authorized officer of the Company.

          (b) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the Board of Directors and, to the extent required, the stockholders of the Company evidencing approval of this Agreement, the Security Agreement, the Notes, the Warrants, and other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Security Agreement, the Notes and the Warrants.

          (c) A favorable opinion of the general counsel for the Company as to matters set forth in Exhibit 2.02(c), and as to such other matters as the
                     ---------------
Purchaser, or its special counsel, may reasonably request.

          (d) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company, authorized to sign this Agreement, the Security Agreement, the Notes, the Warrants and the other documents or certificates to be delivered pursuant to this Agreement and the Security Agreement by the Company, or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificates until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company cancelling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (e) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in
Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct and that no condition or event has occurred or is continuing or will result from execution and delivery of this Agreement, the Security Agreement, the Notes or the Warrants which constitute an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          (f)  A certificate, in the form attached as Exhibit 3.15 hereto, shall
                                                      ------------
have been executed and delivered by a duly authorized officer of the Company.

          (g) Payment for the costs, expenses, taxes and filing fees identified in Section 8.04 as to which the Purchaser gives the Company notice prior to the Closing.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants as follows:

     3.01.  Organization and Standing of the Company.  The Company is a duly
            ----------------------------------------
organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary. The Company's only Subsidiary is Clinton Properties, Inc. ("Clinton"). Clinton is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business in good standing in each jurisdiction in which the failure to qualify to do business would have a material adverse effect upon the financial condition, business or properties of the Company and Clinton taken as a whole. All of the outstanding shares of stock of, or other interest in, Clinton have been validly issued, are fully paid and nonassessable, were offered and sold in compliance with all applicable federal and state securities laws and are owned by the Company. The only business and property of Clinton is the ownership of rights to install telecommunication facilities, utilities and pipelines on certain of the Company's railroad lines.

     3.02.  Corporate Action.  The Company has all necessary corporate power and
            ----------------
has taken all corporate action required to make all the provisions of this Agreement, the Security Agreement, the Notes, the Warrants and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrants. Neither the issuance of the Notes or Warrants, nor the issuance of shares of Common Stock upon the exercise of the Warrants, is subject to preemptive or other similar statutory or contractual rights and will not conflict with any provisions of any agreement or instrument to which the Company is a party or by which it is bound.

     3.03.  Governmental Approvals.  No authorization, consent, approval,
            ----------------------
license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Security Agreement, the Notes or the Warrants, other than filings necessary to perfect the security interest granted to the Purchaser pursuant to the Security Agreement.

     3.04.  Litigation.  Except as is set forth in Exhibit 3.04, there is no
            ----------                             ------------
litigation or governmental proceeding or investigation pending or, to the best of the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or against any officer, key employee or principal stockholder of the Company where such litigation, proceeding or investigation, either individually or in the aggregate, if adversely determined, would have a material adverse effect on the Company or in any of its properties or assets, or which might call into question the validity of this Agreement, the Security Agreement, the Notes, the Warrants or any action taken or to be taken pursuant hereto or thereto., nor, to the best of the knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any such litigation, proceeding or investigation might properly be instituted. Neither the Company, nor, to the best of the knowledge of the Company, any officer or key employee of the Company, or principal stockholder of the Company, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company.

     3.05.  Compliance with Other Instruments.  The Company is in
            ---------------------------------
compliance in all respects with the terms and provisions of this Agreement and of its charter and by-laws and in all material respects with the terms and provisions of the mortgages, indentures, leases, agreements and other instruments and of all judgments, decrees, governmental orders, statutes, rules and regulations by which it is bound or to which its properties or assets are subject. There is no term or provision in any of the foregoing documents and instruments which materially adversely affects the business, assets or financial condition of the Company. Neither the execution and delivery of this Agreement, the Security Agreement, the Notes or the Warrants, nor the consummation of any transactions contemplated hereby or thereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments. A schedule of Indebtedness of the Company for money borrowed is attached as Exhibit 3.05.
                                              ------------

     3.06.  Federal Reserve Regulations.  The Company is not engaged in the
            ---------------------------
business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Notes or Warrants will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

     3.07.  Title to Assets, Patents.  Except as is set forth in Exhibit 3.07,
            ------------------------                             ------------
the Company has good and clear record and marketable title to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books including those reflected in the most recent balance sheet of the Company which forms a part of Exhibit 3.08 attached
                                                   ------------
hereto, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other monetary claims, other than those permitted by subsection 4.02(a). The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The Company owns or has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights of others. The Company has no obligation to compensate any Person for the use of any such patents or such rights nor has the Company granted to any Person any license or other rights to use in any manner any of such patents or such rights of the Company.

     3.08.  Financial Information.  The financial statements which are included
            ---------------------
in the Company's Annual Report and in its Form 10-Q present fairly the financial position of the Company as at the dates thereof and its results of operations for the periods covered thereby and have been prepared in accordance with generally accepted accounting principles consistently applied. The financial statements so included are: (i) for the two years ended December 31, 1993 and December 31, 1994, certified by Deloitte & Touche LLP and (ii) for the nine-month period ended September 30, 1995, being unaudited and subject to year-end adjustments consisting of normal recurring items which will not be material in the aggregate. The Company has no liability contingent or otherwise not disclosed in the aforesaid financial statements or in the notes thereto that could, together with all such other liabilities, materially affect the financial condition of the Company, nor does the Company have any reasonable grounds to know of any such liability. Since the date of said certified financial statements, (i) there has been no adverse change in the business, assets or condition, financial or otherwise, operations or prospects, of the Company; (ii) neither the business, condition, operations or prospects of the Company nor any of its properties or assets has been adversely affected as a result of any legislative or regulatory change, any revocation or change in any franchise, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) except for the Settlement Agreement, dated December 12, 1995, between the Company and CPC International, Inc., the Company has not entered into any material transaction or made any distribution on its capital stock.

     3.09.  Taxes.  The Company has accurately prepared and timely filed all
            -----
federal, state and other tax returns required by law to be filed by it, and all taxes shown to be due and all additional assessments have been paid or provision made therefor. The Company knows of no additional assessments or adjustments pending or threatened against the Company for any period, nor of any basis for any such assessment or adjustment.

     3.10.  ERISA.  No employee benefit plan established or maintained, or to
            -----
which contributions have been made, by the Company, which is subject to part 3 of Subtitle B of Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by the Company.

     3.11.  Transactions with Affiliates.  Except as is set forth in Exhibit
            ----------------------------                             -------
3.11, there are no loans, leases, royalty agreements or other continuing
----
transactions between the Company and any Person owning five percent (5%) or more of any class of capital stock of the Company or other entity controlled by such stockholder or a member of such stockholder's family.

     3.12.  Assumptions or Guaranties of Indebtedness of Other Persons.  The
            ----------------------------------------------------------
Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     3.13.  Investments in Other Persons.  The Company has not made any loan or
            ----------------------------
advance to any Person which is outstanding on the date of this Agreement, nor is the Company obligated or committed to make any such loan or advance, nor does the Company own any capital stock or assets comprising the business of, obligations of, or any interest in, any Person.

     3.14.  Equal Employment Opportunity.  The Company has reviewed its
            ----------------------------
employment practices and policies and, to the best of its knowledge, the Company is in full compliance with (a) all applicable laws of the United States, of the Commonwealth of Massachusetts and of each other applicable jurisdiction, relating to equal employment opportunity (including, without limitation, Title VII of the Civil Rights Act of 1964, as amended (42 U.S.C. (S)2000e-17), the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. (S)(S)621-634), the Equal Pay Act of 1963 (29 U.S.C. (S)206(d)), and any rules, regulations and administrative orders and Executive Orders relating thereto; Mass. Gen. Laws. c. 151B, Mass. Gen. Laws c. 149 (S)24A et seq. and (S)105A et seq., and any rules or regulations relating thereto; and (b) the applicable terms, relating to equal employment opportunity, of any contract, agreement or grant the Company has with, from, or relating (by way of subcontract or otherwise) to any other contract, agreement or grant of, any federal or state governmental unit ("Government Contract"), including, without limitation, any terms required pursuant to Federal Executive Order No. 11246 and Massachusetts Executive Order No. 74 (both as amended). To the best of the Company's knowledge, it has kept all records required to be kept, and has filed all reports, affirmative action plans and forms (including, without limitation and where applicable, Form EEO-1) required to be filed pursuant to any such applicable law or the terms of any such Government Contract. The Company has not been subject to any adverse final determination or order, with respect to any charge of employment discrimination made against it, by the United States Equal Employment Opportunity Commission, the Massachusetts Commission Against Discrimination or any other governmental unit (including, without limitation, any such governmental unit with which it has a Government Contract), and the Company is not presently, to the best of its knowledge, subject to any formal proceedings before, or investigations by, such commissions or governmental units.

     3.15.  Status of Notes and Warrants as Qualified Investments.  The Company
            -----------------------------------------------------
has duly authorized the execution and delivery to the Purchaser on behalf of the Company of the certificate attached as Exhibit 3.15 hereto, setting forth such
                                       ------------
statements, information and related data as are necessary to permit the Purchaser to determine and demonstrate that the Notes and Warrants issued pursuant to this Agreement will constitute "qualified investments" within the meaning of that term as set forth in the Capital Resource Company Act and that the full proceeds of the Notes and Warrants will be used for purposes which will materially increase or maintain equal opportunity employment in the Commonwealth of Massachusetts. All such statements, information and related data presented in such certificate as are not based on estimates and projections of future events are true and correct as of the date of such certificate and all such statements, information and related data based upon estimates or projections of future events have been carefully considered and prepared on behalf of the Company.

          3.16.  Securities Act.  Neither the Company nor anyone acting on its
                 --------------
behalf has offered any of the Notes, Warrants or similar securities, or solicited any offers to purchase or made any attempt by preliminary conversation or negotiations to dispose of the Notes, Warrants or similar securities, to any Person other than the Purchaser or the institutions described in Exhibit 3.15.
                                                                 ------------
Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Notes, Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Notes and Warrants under the registration provisions of the Securities Act.

          3.17.  Disclosure.  Neither this Agreement, the Form 10-K, the Form
                 ----------
10-Q, the Annual Report, the Proxy Statement, the Certificate set forth as

Exhibit 3.15 hereof, nor any other agreement, document, certificate or written
------------
statement furnished to the Purchaser or its special counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the special knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to the Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, properties, assets or condition, financial or otherwise, of the Company. Without limiting the foregoing, the Company has no knowledge or belief that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or otherwise, or the operations of the Company.

          3.18.  No Brokers or Finders.  No Person has or will have, as a result
                 ---------------------
of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company.

          3.19.  Other Agreements of Officers.  To the best of the knowledge of
                 ----------------------------
the Company, no officer or key employee of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which materially and adversely affects, or in the future may (so far as the Company can reasonably foresee) materially and adversely affect, the business or operations of the Company or the right of any such person to participate in the affairs of the Company. To the best of the knowledge of the Company, no officer or key employee has any present intention of terminating his employment with the Company and the Company has no present intention of terminating any such employment.

          3.20.  Capitalization; Status of Capital Stock.  The Company has a
                 ---------------------------------------
total authorized capitalization consisting of: (i) 3,023,436 shares of Common Stock, of which 2,110,021 shares are issued and outstanding, and (ii) 653 shares of Preferred Stock, $50 par value, all of which shares are issued and outstanding. The Proxy Statement sets forth a complete list of those persons who, as of March 1, 1995, were the record and, to the best of the Company's knowledge, beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock or Preferred Stock. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants, when so issued, will be duly authorized, validly issued and fully paid and nonassessable. Except as otherwise indicated on
Exhibit 3.20, there are no options, warrants or rights to purchase shares of
------------
capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. No holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. Neither the issuance of the Notes or the Warrants nor the shares of Common Stock issued upon exercise of the Warrants will result in an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock options, warrants or other rights to acquire any securities of the Company. The offer and sale of all shares of capital stock and other securities of the Company issued before the Closing complied with or were exempt from all federal and state securities laws.

          3.21.  Labor Relations.  To the best of the knowledge of the Company,
                 ---------------
except for its present unions, no labor union or any representative thereof is presently making any attempt to organize or represent employees of the Company. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending material grievance proceedings or adverse decisions of a Trial Examiner of the National Labor Relations Board against the Company. Furthermore, to the best of the knowledge of the Company, relations with employees of the Company are good and there is no reason to believe that any labor difficulties will arise in the foreseeable future.

          3.22.  Insurance.  The Company carries insurance covering its
                 ---------
properties and business adequate and customary for the type and scope of the properties and business, but in any event in amounts sufficient, in the case of real property, to prevent the Company from becoming a co-insurer.

          3.23.  Books and Records.  The books of account, ledgers, order books,
                 -----------------
records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of the assets of the Company, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

          3.24.  Foreign Corrupt Practices Act.  The Company has reviewed its
                 -----------------------------
practices and policies and to the best of its knowledge and belief it is not engaged, nor has any officer, director, employee or agent of the Company engaged, in any act or practice which would constitute a violation of the Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder.

          3.25.  Registration Rights.  Other than the Purchaser pursuant to the
                 -------------------
terms of Article V hereof and CPC International, Inc. pursuant to that certain Settlement Agreement, dated December 12, 1995, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

          4.01.  Affirmative Covenants of the Company Other Than Reporting
                 ---------------------------------------------------------
Requirements.  Without limiting any other covenants and provisions hereof, the
------------
Company covenants and agrees that, as long as any of the Notes or Warrants are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          (a)  Punctual Payment.  Pay the principal of, premium, if any, and
               ----------------
interest on each of the Notes at the times and place and in the manner provided in the Notes and herein.

          (b)  Payment of Taxes and Trade Debt.  Pay and discharge, and cause
               -------------------------------
each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor the Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto. Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company or its Subsidiaries, except such as are being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

          (c)  Maintenance of Insurance.  Maintain, and cause each Subsidiary to
               ------------------------
maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, but in any event in amounts sufficient, in the case of real property, to prevent the Company or such Subsidiary from becoming a co-insurer.

          (d)  Preservation of Corporate Existence.  Preserve and maintain, and
               -----------------------------------
cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties; provided, however, that nothing herein contained shall
                   --------  -------
prevent any merger,
consolidation or transfer of assets permitted by subsection 4.02(e). Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

          (e)  Compliance with Laws.  Comply, and cause each Subsidiary to
               --------------------
comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would materially adversely affect its business or condition, financial or other.

          (f)  Visitation Rights.  At any reasonable time and from time to time,
               -----------------
permit the Purchaser or any agents or representatives thereof, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants.

          (g)  Keeping of Records and Books of Account.  Keep, and cause each
               ---------------------------------------
Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          (h)  Maintenance of Properties, etc.  Maintain and preserve, and cause
               ------------------------------
each Subsidiary to maintain and preserve, all of its properties, necessary in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

          (i)  Compliance with ERISA.  Comply, and cause each Subsidiary to
               ---------------------
comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Internal Revenue Code of 1986, as amended (the "Code"), and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in
Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

          (j)  Maintenance of Debt to Equity Ratio.  Maintain a ratio of
               -----------------------------------
Consolidated Indebtedness (other than Indebtedness represented by the Notes and deferred grant income reflected on the balance sheet of the Company at the end of the fiscal quarter being measured) to Consolidated Net Worth (plus Indebtedness represented by the Notes) of not more than 1 to 1, such ratio to be measured at the end of each fiscal quarter of the Company.

          (k)  Maintenance of Interest Coverage.  Maintain a ratio of
               --------------------------------
Consolidated Net Earnings Available for Interest Charges to Interest Charges of not less than 2 to 1, such ratio to be measured at the end of each fiscal quarter of the Company as an average of the four most recent fiscal quarters of the Company.

          (l)  Foreign Corrupt Practices Act.  Comply, and cause each Subsidiary
               -----------------------------
to comply, and cause each officer, director, employee and agent of the Company and each Subsidiary to comply, at all times with the prohibitions on certain acts and practices set forth in the Foreign Corrupt Practices Act of 1977, and any rules or regulations promulgated thereunder.

          (m)  Equal Employment Opportunity.  Comply, and cause each Subsidiary
               ----------------------------
to comply, with all applicable laws of the United States, the Commonwealth of Massachusetts, and of each other applicable jurisdiction relating to equal employment opportunity, any rules, regulations, administrative orders and Executive Orders relating thereto and the applicable terms, relating to equal employment opportunity, of any Government Contract; and keep, and cause each Subsidiary to file, all reports, affirmative action plans and forms required to be filed, pursuant to any such applicable law or the terms of any such Government Contract; provided, however, the Company or any Subsidiary shall not
                     --------  -------
be considered to have failed to comply with the foregoing during any period that any matter relating to the Company's or such Subsidiary's employment practices is being contested by the Company or such Subsidiary in appropriate proceedings, or thereafter, if the Company or such Subsidiary complies with any final determination issued in such proceedings.

          (n)  Status of Notes and Warrants as Qualified Investments.  In the
               -----------------------------------------------------
event that any of the statements, information and related data provided by or on behalf of the Company or any Subsidiary and relied upon by the Purchaser in determining that the Notes and Warrants constitute "qualified investments" within the meaning of that term in the Capital Resource Company Act shall be put in issue in any formal or informal proceedings initiated or conducted by or on behalf of the Commonwealth of Massachusetts, the Company shall, upon reasonable notice and at its expense, provide, and, cause each Subsidiary to provide, such additional information, witnesses and related data as may be reasonably necessary or appropriate to support the representations and warranties set forth in Article III.

          (o)  Attendance at Board Meetings.  The Company shall permit the
               ----------------------------
Purchaser or its designee to have one observer attend each meeting of its Board of Directors. The Company shall send to the Purchaser and such designee the notice of the time and place of such meeting in the same manner and at the same time as it shall send such notice to its directors. The Company shall also provide to the Purchaser copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors.

          (p)  Compensation.  Compensation of all officers of the Company and
               ------------
any Subsidiary shall be determined by a committee of the Company's Board of Directors, which committee shall consist of not less than three (3) directors who are not employees of the Company or any Subsidiary.

          (q)  Compliance with Security Agreement.  Comply at all times with all
               ----------------------------------
of the terms and conditions of the Security Agreement.

          4.02.  Negative Covenants of the Company.  Without limiting any other
                 ---------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Notes or Warrants are outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not:

          (a)  Liens.  Create, incur, assume or suffer to exist, or permit any
               -----
Subsidiary to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest or other charge or monetary claims(including the lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, now owned or hereinafter acquired, or assign or otherwise convey any right to receive income, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or monetary claims:

               (i) for taxes, assessments or governmental charges or levies on property of the Company or any Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

              (ii) imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

             (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

              (iv) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds;

               (v) in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

              (vi) arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

             (vii) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

            (viii)  described in Exhibit 3.07 which secure the Indebtedness
                                 ------------
     set forth in Exhibit 3.05, provided that no such lien is extended to cover
                  ------------
     other or different property of the Company or any Subsidiary, except as is otherwise set forth in Exhibit 3.07;
                            ------------

              (ix) now or hereafter granted to the Purchaser pursuant to the Security Agreement;

               (x) arising out of a purchase money mortgage or security interest on personal property to secure the purchase price of such property (or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property), provided that such purchase money mortgage or security interest does not extend to any other or different property of the Company or any Subsidiary; and

                (xi)  now or hereafter granted to secure Senior Debt.

          (b)  Indebtedness.  Create, incur, assume or suffer to exist, or
               ------------
permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for:

                (i)  the Notes;

               (ii) Indebtedness for money borrowed, provided that at the time such Indebtedness for money borrowed is incurred there does not exist, and such Indebtedness does not create, an Event of Default or an event which, but for the requirement that notice be given or time lapse or both, would constitute an Event of Default;

               (iii) Current Liabilities, other than for borrowed money, which are incurred in the ordinary course of business; and

               (iv) Indebtedness with respect to lease obligations, provided that such lease obligations do not violate subsection 4.02(c).

          (c)  Lease Obligations.  Create, incur, assume or suffer to exist, or
               -----------------
permit any Subsidiary to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property in connection with any sale and leaseback transaction; or become obligated to pay any rent for real property or personal property under any lease with an original term, including any lessor options to renew or extend, of more than three years if the aggregate of consolidated fixed annual rent which would be payable in any fiscal year by the Company and its Subsidiaries under all such leases would exceed $800,000.

          (d)  Assumptions or Guaranties of Indebtedness of Other Persons.
               ----------------------------------------------------------
Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          (e)  Mergers, Sale of Assets, etc. Merge or consolidate with, or sell,
               ----------------------------
assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) a material portion of its assets (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to, any Person, or permit any Subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business and except that (1) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary, (2) any Subsidiary may merge into or transfer assets to the Company, (3) the Company may merge any Person into it or otherwise acquire such Person as long as the Company is the surviving entity, such merger or acquisition does not result in the violation of any of the provisions of this Agreement and no such violation exists at the time of such merger or acquisition, and, provided that such merger or acquisition does not result in the issuance (in one or more transactions) of shares of the voting stock of the Company representing in the aggregate more than twenty percent (20%) of the total outstanding voting stock of the Company, on a fully diluted basis, immediately following the issuance thereof, (4) the Company may sell fixed assets up to two percent (2%) (based upon its then net book value) of its consolidated net fixed assets in any period of twelve (12) consecutive months and (5) the Company may sell, lease, transfer all or a portion of, control of, enter into a joint venture pertaining to, or otherwise dispose of its so-called "South Quay" project, as described in its Annual Report, provided that any disposition is for not less than its fair market value as reasonably determined by the Board of Directors of the Company and further provided that, if any distribution is made to the holders of Common Stock of the Company in connection with, or as a result of, such disposition, a similar distribution shall be made to the holders of the Warrants, calculated as if such Warrants had been exercised in their entirety as of the record or payment date for such distribution.

          (f)  Investments in Other Persons.  Make or permit any Subsidiary to
               ----------------------------
make, any loan or advance to any person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, the capital stock, assets comprising the business of, obligations of, or any interest in, any Person, except:

               (i) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

               (ii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000 and whose parent holding company has long-term debt rated Aa1 or higher, and whose commercial paper (if rated) is rated Prime 1, by Moody's Investors Service, Inc.;

              (iii)  loans or advances from a Subsidiary to the Company;

               (iv) investments by the Company or a Subsidiary in the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition;

                (v) other loans, advances and investments; provided that the aggregate amount of all such other loans, advances and investments does not exceed, at any one time outstanding, two percent (2%) of the Consolidated Net Worth of the Company as of the end of its then most recent fiscal quarter; and

               (vi) loans, advances or investments for the "South Quay" project, including loans, advances or investments to joint venture partners, subsidiaries or other entities, if any, which may become involved in said project.

          (g)  Distributions.  Declare or pay any dividends, purchase, redeem,
               -------------
retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"), except that the Subsidiaries may declare and make payment of cash and stock
------
dividends, return capital and make distributions of assets to the Company; provided, however, that nothing herein contained shall prevent the Company from:
--------  -------

               (i) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock, or

              (ii) redeeming any stock of a deceased stockholder out of insurance held by the Company on that stockholder's life, or

             (iii) making cash distributions to its stockholders, provided such cash distributions in any fiscal year do not exceed twenty-five percent (25%) of the Company's Consolidated Net Income for its immediately prior fiscal year, or

              (iv)  making distributions permitted by subsection 4.02(e)(5), or

               (v) repurchasing shares of the Company's Common Stock in the open market provided that the shares of Common Stock so repurchased are used solely to satisfy the Company's commitment to deliver shares of Common Stock to CPC International Inc. pursuant to that certain Settlement Agreement, dated December 12 1995, if in the case of any such transaction there does not exist at the time of such Distribution an Event of Default or an event which, but for the requirement that notice be given or time elapse or both, would constitute an Event of Default and provided that such Distribution can be made in compliance with the other terms of this Agreement.

          (h)  Dealings with Affiliates.  Enter or permit any Subsidiary to
               ------------------------
enter into any transaction with any holder of 5% or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds five percent (5%) or more of any class of capital stock except in the ordinary course of business and on terms not less favorable to the Company or the Subsidiary than it would obtain in a transaction between unrelated parties.

          (i)  Maintenance of Ownership of Subsidiaries.  Sell or otherwise
               ----------------------------------------
dispose of any shares of capital stock of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise or the capital stock of any Subsidiary, except to the Company or another Subsidiary, provided, however, that
                                                         --------  -------
nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 4.02(e).

          (j)  Change in Nature of Business.  Make, or permit any Subsidiary to
               ----------------------------
make, any material change in the nature of its business as carried on at the date hereof.

          4.03.  Reporting Requirements.  The Company will furnish to each
                 ----------------------
registered holder of any Note, any Warrant or any Common Stock issued upon exercise of any Warrant:

                  (a) as soon as possible and in any event within five (5) days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, the statement of the chief financial officer of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto;

                  (b) as soon as available and in any event within forty-five
(45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries, if any, as of the end of such quarter and consolidated statements of income and cash flows of the Company and its Subsidiaries, if any, for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

                 (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, if any, including therein consolidated balance sheets of the Company and its Subsidiaries, if any, as of the end of such fiscal year and consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing acceptable to the Purchaser;

                 (d) at the time of delivery of each quarterly and annual statement, a certificate, executed by the chief financial officer in the case of quarterly statements and the Company's independent public accountants in the case of annual statements, stating that such officer or accountants, as the case may be, has caused this Agreement, the Security Agreement, the Notes, and the Warrants to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement, the Security Agreement, the Notes or the Warrants or, if such officer or accountant has such knowledge, specifying such default and the nature thereof. Each such certificate shall set forth computations in reasonable detail demonstrating compliance with the provisions of subsections 4.01(j) and (k) and subsection 4.02(c);

          (e) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

          (f) prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its Subsidiaries in respect of such fiscal year, in such form as is customarily prepared by the Company for its own internal use, and, promptly after preparation, any revisions to any of the foregoing;

          (g) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any Subsidiary of the type described in Section 3.04; and

          (h) promptly after sending, making available, or filing the same, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or the Securities and Exchange Commission.

          4.04.  Termination of Certain Covenants.  The covenants set forth in
                 --------------------------------
subsections 4.01(a), (b), (c), (h), (i), (j), (k), (l) and (q)  and in
subsections 4.02(a), (b), (c), (d), (e), (f), (h) and (i) shall terminate and be of no further force or effect when the Notes have been redeemed in their entirety. Further, all of the covenants set forth in Sections 4.01, 4.02 and
4.03 shall terminate and be of no further force and effect when the Notes have been redeemed in their entirety and the Warrants have been exercised in their entirety provided that the Company shall then be subject to the reporting requirements of the Exchange Act.

                                   ARTICLE V
                              REGISTRATION RIGHTS

          5.01.  "Piggy Back" Registration.  If at any time the Company shall
                 -------------------------
determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock of the type which has been or may be issued upon the exercise of the Warrants, other than on Form S-8 or its then equivalent or in connection with a merger or acquisition or consolidation with another corporation, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata among the holders of such
                                             --- ----
Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement according to the amount of such Common Stock which each holder had requested to be included pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental right under this Section 5.01 shall be construed to limit any registration required under Section 5.02.

          5.02.  Required Registration.  If on any one occasion, one or more
                 ---------------------
holders of at least forty percent (40%) of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least twenty percent (20%) of the Registrable Shares, the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within thirty (30) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible; provided, however, if the Company's managing underwriter, if any, for a required
--------  -------
registration under this Section 5.02 shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata among any
                                                            --- ----
participating holders, then the Company shall be obligated to include in such registration statement only such limited portion of the Registration Shares with respect to which such holder has requested inclusion hereunder. If the Company:
(i) determined to include shares to be sold by it in any registration requests pursuant to this Section 5.02 or (ii) is engaged in or has fixed plans to engage within sixty (60) days of the date of such request in a registered public offering, in which the holders of Registrable Shares may exercise their "piggy back" rights under Section 5.01, then, in either of such events, such registration shall be deemed to have been a registration under Section 5.01 of this Article V.

          The Company may postpone the filing of any registration statement required under this Section 5.02 for a reasonable period of time, not to exceed ninety (90) days during any twelve (12) month period, if the Company has been advised by legal counsel, which counsel shall be reasonably acceptable to the holders of Registrable Shares, that such filing would require the disclosure of a material transaction or other matter and the Company determines in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section 5.02 to become effective prior to ninety (90) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the holders of Registrable Shares to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission under the Securities Act is applicable); provided, however,
                                                             --------  -------
that the Company shall use its best efforts to achieve such effectiveness promptly following such ninety (90) day period if the request pursuant to this
Section 5.02 has been made prior to the expiration of such ninety (90) day
period.   In the event the Company exercises its right to delay a required registration, the Holders initiating the request hereunder may withdraw such request by giving written notice to the Company within thirty (30) days after receipt of the notice of delay.

          5.03.  Registration on Form S-3.  In addition to the rights provided
                 ------------------------
the holder of Registrable Shares in Sections 5.01 and 5.02 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission), the Company will promptly so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then will at any time, and from time to time, thereafter, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify; provided, however, that the
                                               --------  -------
number of Registrable Shares requested to be included in such registration statement shall have an estimated aggregate price to the public of at least $500,000 and further provided that the Company shall not be required to effect
             ------- --------
more than one registration on Form S-3 pursuant to this Section 5.03 in any period of twelve (12) consecutive months.

          5.04.  Effectiveness.  The Company will use its best efforts to
                 -------------
maintain the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

          5.05.  Indemnification of Holder of Registrable Shares.  In the event
                 -----------------------------------------------
that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus (or the registration statement or prospectus as from time to time amended or supplemented) in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein, or unless such indemnity would inure to the benefit of any underwriter or any person controlling such underwriter, if such underwriter failed to send or give a copy of the final prospectus to the person asserting the claim at or prior to the written confirmation of the sale of Registrable Shares to such person and if the untrue statement or omission concerned had been corrected in such final prospectus. Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person, of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 5.05, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          5.06.  Indemnification of Company.  In the event that the Company
                 --------------------------
registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that
                                                        --------  -------
such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent. No holder of Registrable Shares shall, except with the approval of each party being indemnified under this Section 5.06, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          5.07.  Exchange Act Registration.  If the Company at any time shall
                 -------------------------
list any of its Common Stock of the type which may be issued upon the exercise of the Warrants on any national securities exchange and shall register such Common Stock under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, all of the Common Stock from time to time issuable upon exercise of the Warrants. The Company will use its best efforts to timely file with the Securities and Exchange Commission such information as the Securities and Exchange Commission may require under Sections 13 or 15(d) of the Exchange Act; and the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Common Stock issuable upon exercise of the Warrants. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Registrable Securities without registration.

          5.08.  Damages.  The Company recognizes and agrees that the holder of
                 -------
Registrable Shares will not have an adequate remedy if the Company fails to comply with this Article V and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Article V requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article V.

          5.09.  Further Obligations of the Company.  Whenever under the
                 ----------------------------------
preceding Sections of this Article V, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify
         --------  -------
to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

               (c)  Furnish to each selling holder a signed counterpart of

               (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

               (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

          (d) Permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (e) Furnish to each selling holder a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering; and

          (f) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.

          5.09.  Expenses.  In the case of a registration under Section 5.01,
                 --------
5.02 or 5.03, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or
          --------  -------
otherwise bear (i) any portion of the actual and reasonable fees or disbursements of more than one counsel for the selling holders of Registrable Shares in connection with the registration of their

Registrable Shares, or (ii) any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares.

          5.10.  Certain Exceptions to Registration.  The foregoing
                 ----------------------------------
notwithstanding, the Company shall not be required to file a registration statement requested pursuant to Section 5.02 or Section 5.03 hereof, if: (i) within ten (10) days from the receipt of any request for such registration it shall deliver to each holder of Registrable Shares making such request an opinion of counsel to the Company, which opinion shall be addressed to each such holder, shall be in form and substance reasonably acceptable to such holder and which shall be to the effect that such holder may publicly sell all of such holder's Registrable Shares without restriction, including, without limitation, restrictions relating to the volume of shares which may be sold, the manner of any such sales, and (ii) the Company shall immediately upon receipt of the certificate or certificates for such Registrable Shares issue to the registered holder thereof a new certificate or certificates without the inscription thereon of any restrictive legend or legends and shall remove any "stop transfer" orders which may have been placed against such shares in order to insure compliance with federal and applicable state securities laws.

                                   ARTICLE VI

                               EVENTS OF DEFAULT

          6.01.  Events of Default.  If any of the following events ("Events of
                 -----------------
Default") shall occur and be continuing:

          (a) The Company shall fail to pay any installment of principal of any of the Notes when due and such failure shall continue for five (5) business days; or
          (b) The Company shall fail to pay any interest or premium on any of the Notes when due and such failure shall continue for five (5) business days; or

          (c) The Company shall default in the performance of any covenant contained in subsections 4.01(j) or (k) and any registered holder of the Notes shall have given the Company at least five (5) days written notice thereof; or

          (d) Any representation or warranty made by the Company or any Subsidiary in this Agreement or by the Company or any Subsidiary (or any officers of the Company or any Subsidiary) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect when made in any material respect; or

          (e) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Security Agreement, the Notes or the Warrants on its part to be performed or observed and any such failure has not been remedied within thirty (30) days after written notice thereof shall have been given to the Company by any registered holder of the Notes; or

          (f) The Company or any Subsidiary shall fail to pay any Indebtedness for borrowed money (other than as evidenced by the Notes) owing by the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or the Notes) evidencing or securing or relating to any Indebtedness owing by the Company or any Subsidiary, as the case may be, when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness, or the trustee or trustees under any such agreement or instrument to accelerate, the maturity of such Indebtedness, unless such failure to pay or perform shall be waived by the holder or holders of such Indebtedness or such trustee or trustees; or

          (g) The Company or any Subsidiary shall be involved in financial difficulties as evidenced (i) by its admitting in writing its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) by the entry of an order for relief in any involuntary case commenced under said Title 11, which order is not dismissed or stayed within sixty (60) days; (v) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) by the entry of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property; or

          (h) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any Subsidiary and, unless another method of payment has been agreed to by the adverse party, such judgment, writ, or similar process shall not be released, vacated or fully bonded within sixty (60) days after its issue or levy;

then, and in any such event, the Purchaser or any other holder of the Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection

6.01(g) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

          6.02.  Annulment of Defaults.  Section 6.01 is subject to the
                 ---------------------
condition that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any portion thereof, shall have been entered, all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except the principal of the Notes which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the holders of fifty one percent (51%) or more in principal amount of all Notes then outstanding shall, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

                                  ARTICLE VII

                        DEFINITIONS AND ACCOUNTING TERMS

          7.01.  Certain Defined Terms.  As used in this Agreement, the
                 ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement" means this Secured Subordinated Note and Warrant Purchase Agreement as from time to time amended and in effect between the parties.

          "Annual Report" means the 1994 Annual Report of the Company.

          "Capital Resource Company Act" shall have the meaning assigned to that term in Section 1.12.

          "Clinton" shall have the meaning assigned to that term in Section
3.01.

          "Code" shall have the meaning assigned to that term in Section
4.01(i).

          "Company" means and shall include Providence and Worcester Railroad Company and its successors and assigns.

          "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" includes the Company's Common Stock, $.50 par value per share, as authorized on the date of this Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles.

          "Consolidated Net Earnings Available for Interest Charges" means, for any period, Consolidated Net Income for such period plus the sum of: (a) interest paid or accrued by the Company and its Subsidiaries with respect to all Indebtedness for such period, (b) income and excess profit taxes for such period and all other taxes for such period which are imposed on or measured by income after deduction of interest charges and (c) amortization deducted in the determination of Consolidated Net Income for such period.

          "Consolidated Net Income" means, for any period, the net income (or net deficit) of the Company and its Subsidiaries for such period, after all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles eliminating (i) all intercompany items,
(ii) all earnings attributable to equity interests in Persons that are not Subsidiaries unless actually received by the Company or its Subsidiaries, (iii) all income arising from the forgiveness, adjustment or negotiated settlement of any Indebtedness, and (iv) any increase or decrease of income arising from any change in the method of accounting for any item from that employed in the preparation of the financial statements attached hereto as Exhibit 3.08.
                                                           ------------

          "Consolidated Net Worth" means, at any dates, the sum of (a) the par value of all of the stock of the Company issued and outstanding, (b) the amount of any additional paid-in-capital and (c)

              (i) the positive retained earnings, if any, of the Company and its Subsidiaries, or

              (ii) less, the amount of any deficit in the retained earnings of the Company and its Subsidiaries as the same appears on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied as of such date, after eliminating all intercompany items and all amounts properly attributable to (1) any write-up in the book value of any asset resulting from a revaluation thereof after the date of this Agreement; (2) the amount of any intangible assets including patents, trademarks, unamortized debt discount and expense, goodwill, covenants and agreements and the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Company or of the Subsidiary which shall have acquired the same; (3) earnings attributable to any other Person unless actually received by the Company or its Subsidiaries; and
(4) changes in the method of accounting.

          "Current Liabilities" means all liabilities of any corporation which would, in accordance with generally accepted accounting principles consistently applied, be classified as current liabilities of a corporation conducting a business the same as or similar to that of such corporation, including, without limitation, all rental payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards and fixed prepayments of, and sinking fund payments with respect to, Indebtedness (including Indebtedness evidenced by the Notes), which payments are required to be made within one year from the date of determination.

          "Distribution" shall have the meaning assigned to that term in Section 4.02(g).
          "ERISA" shall have the meaning assigned to that term in Section 3.10.

          "Events of Default" shall have the meaning assigned to that term in
Section 6.01.

          "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal Agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

          "Form 10-K" means the Company's Form 10-K for the fiscal year ended December 31, 1994 as filed with the Commission pursuant to the Exchange Act.

          "Form 10-Q" means the Company's Form 10-Q for the quarter ended September 30, 1995 as filed with the Commission pursuant to the Exchange Act.

          "Government Contract" shall have the meaning assigned to that in
Section 3.14.

          "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

          "Interest Charges" means the interest expense of the Company and its Subsidiaries on Indebtedness (including the current portion thereof).

          "Notes" shall have the meaning assigned to that term in Section 1.01.

          "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Proxy Statement" means the Proxy Statement of the Company, dated March 31, 1995, used in connection with its April 26, 1995 annual meeting of stockholder.

          "Purchaser" means and shall include not only the Massachusetts Capital Resource Company but also any other holder or holders of any of the Notes or Warrants.

          "Registrable Shares" means and include the shares of Common Stock issued and issuable upon exercise of the Warrants.

          "Securities Act" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

          "Security Agreement" shall have the meaning assigned to that term in
Section 2.02(a).

          "Senior Debt" shall have the meaning assigned to that term in Section 1.10(h).

          "Subsidiary" or "Subsidiaries" means any corporation or trust of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time all of the outstanding shares of every class of such corporation or trust other than directors' qualifying shares.

          "Warrants" shall have the meaning assigned to that term in Section
1.02.

          7.02.  Accounting Terms.  All accounting terms not specifically
                 ----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in preparation of the financial statements attached hereto as Exhibit 3.08, and all financial data
                                        ------------
submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with such principles.

                                  ARTICLE VIII
                                 MISCELLANEOUS

          8.01.  No Waiver; Cumulative Remedies.  No failure or delay on the
                 ------------------------------
part of the Purchaser, or any other holder of the Notes or Warrants in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          8.02.  Amendments, Waivers and Consents.  Any provision in this
                 --------------------------------
Agreement, the Security Agreement, the Notes or the Warrants to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company (i) shall, in the case of the Notes, obtain consent thereto in writing from the holder or holders of at least seventy-five percent (75%) in principal amount of all Notes then outstanding, and (ii) shall, in the case of the Warrants, obtain the consent thereto in writing from the holder or holders of at least seventy-five percent (75%) of the Common Stock issuable upon exercise of the Warrants, provided that no such consent shall be
                                        --------
effective to reduce or to postpone the date fixed for the payment of the principal (including any required redemption) or interest payable on any Note, without the consent of the holder thereof, or to reduce the percentage of the Notes and Warrants the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Company to any holders who did not execute the same.

          8.03.  Addresses for Notices, etc.  All notices, requests, demands and
                 --------------------------
other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed by certified mail, return receipt requested, or telegraphed or delivered to the applicable party at the addresses indicated below:

     If to the Company:

          Providence and Worcester Railroad Company
          75 Hammond Street
          Worcester, Massachusetts 01610
          Attention:  President

     If to the Purchaser:

          Payments should be mailed to:

          Massachusetts Capital Resource Company
          P. O. Box 3707
          Boston, Massachusetts  02241

          and all other deliveries and other communications made at or sent to:

          Massachusetts Capital Resource Company
          420 Boylston Street
          Boston, Massachusetts  02116
          Attention:  President

          If to any other holder of the Notes or Warrants: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been duly given on (i) the date of receipt if delivered by hand or if sent by express carrier service or (ii) the earlier of the date of receipt and the date of first attempted delivery by the United States Postal Service if transmitted by mail which shall be by certified mail, postage prepaid, return receipt requested.

          8.04.  Costs, Expenses and Taxes.  The Company agrees to pay on demand
                 -------------------------
all costs and expenses of the Purchaser in connection with the preparation, execution and delivery of this Agreement, the Security Agreement, the Notes, the Warrants and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Messrs. Testa, Hurwitz & Thibeault, special counsel for the Purchaser, with respect thereto, as well as the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the Purchaser in connection with the enforcement of this Agreement, the Security Agreement, the Notes, the Warrants and other instruments and documents to be delivered hereunder or thereunder. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Security Agreement, the Notes, the Warrants and the other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

          8.05.  Binding Effect; Assignment.  This Agreement shall be binding
                 --------------------------
upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser.

          8.06.  Survival of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties made in this Agreement, the Security Agreement, the Notes, the Warrants or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loans.

          8.07.  Prior Agreements.  This Agreement constitutes the entire
                 ----------------
agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

          8.08.  Severability.  The invalidity or unenforceability of any
                 ------------
provision hereof shall in no way affect the validity or enforceability of any other provision.

          8.09.  Governing Law.  This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the Commonwealth of Massachusetts.

          8.10.  Headings.  Article, Section and subsection headings in this
                 --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          8.11.  Sealed Instrument.  This Agreement is executed as an instrument
                 -----------------
under seal.

          8.12.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

          8.13.  Further Assurances.  From and after the date of this Agreement,
                 ------------------
upon the request of the Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Security Agreement, the Notes and the Warrants.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                    By /S/ Orville R. Harrold
                      ---------------------------------------------
                         Orville R. Harrold, President

                    MASSACHUSETTS CAPITAL RESOURCE COMPANY

                    By /S/ Richard W. Anderson
                      ---------------------------------------------
                         Richard W. Anderson, Senior Vice President

                                                                    Exhibit 1.01
                                                                    ------------

The Note represented by this certificate has not been registered under the Securities Act of 1933, as amended. This Note cannot be offered or sold except pursuant to a registration statement under the Act, or an exemption from registration under such Act.

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

                       SECURED SUBORDINATED NOTE DUE 2005

$5,000,000                                                    December 19, 1995

          For value received, Providence and Worcester Railroad Company, a Rhode Island corporation (the "Company"), hereby promises to pay to Massachusetts Capital Resource Company or registered assigns (hereinafter referred to as the "Payee"), on or before December 31, 2005, the principal sum of Five Million Dollars ($5,000,000) or such part thereof as then remains unpaid, to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at the rate of ten percent (10%) per annum, such interest to be payable quarterly on the last day of March, June, September and December in each year, the first such payment to be due and payable on December 31, 1995, until the whole amount of the principal hereof remaining unpaid shall become due and payable, and to pay interest at the rate of fourteen percent (14%) (so far as the same may be legally enforceable) on all overdue principal (including any overdue required redemption), premium and interest. Principal, premium, if any, and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Payee or at such other place as the legal holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year and a 30-day month.

          This Note is issued pursuant to and is entitled to the benefits of a certain Secured Subordinated Note and Warrant Purchase Agreement, dated as of December 19, 1995, between the Company and Massachusetts Capital Resource Company (as the same may be amended from time to time, hereinafter referred to as the "Agreement"), and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, that (i) this Note is subject to prepayment, in whole or in part, as specified in said Agreement, (ii) the principal of and interest on this Note is subordinated to Senior Debt, as defined in the Agreement and (iii) in case of an Event of Default, as defined in the Agreement, the principal of this Note may become or may be declared due and payable in the manner and with the effect provided in the Agreement.

          As further provided in the Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrender Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

          This Note is secured by and entitled to the benefits of a certain Security Agreement (as that term is defined in the Agreement), dated December 19, 1995, from the Company to Massachusetts Capital Resource Company.

          In case any payment herein provided for shall not be paid when due, the Company promises to pay all cost of collection, including all reasonable attorney's fees.
          This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument.

          The Company and all endorsers and guarantors of this Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                         PROVIDENCE AND WORCESTER RAILROAD COMPANY

                         By:_____________________________________________
                              Orville R. Harrold, President
[Corporate Seal]

Attest:

By:_________________________
  Its
4GWT140358-1

                                                                    Exhibit 1.02
                                                                    ------------

The Warrant represented by this certificate and the securities issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended. Neither the Warrant nor such securities can be offered or sold except pursuant to a registration statement under the Act, or an exemption from registration under such Act.

No. W-1 Right to Purchase 200,000 Shares of Common Stock of Providence and Worcester Railroad Company

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

                         Common Stock Purchase Warrant

          PROVIDENCE AND WORCESTER RAILROAD COMPANY, a Rhode Island corporation (the "Company"), hereby certifies that, for value received Massachusetts Capital Resource Company, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Boston time, on December 31, 2005, or such later time as may be specified in
Section 17 hereof, 200,000 fully paid and nonassessable shares of Common Stock, $.50 par value, of the Company, at a purchase price per share of $7.10 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

          This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Secured Subordinated Note and Warrant Purchase Agreement (the "Agreement"), dated as of December 19, 1995, between the Company and Massachusetts Capital Resource Company, a copy of which is on file at the principal office of the Company and the holder of this Warrant shall be entitled to all of the benefits of the Agreement, as provided therein.

          As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include Providence and Worcester Railroad Company and any corporation which shall succeed or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" includes the Company's Common Stock, $.50 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 5 or otherwise.

     1.  Exercise of Warrant.
         -------------------

          1.1.  Full Exercise.  This Warrant may be exercised in full by the
                -------------
holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

          1.2.  Partial Exercise.  This Warrant may be exercised in part by
                ----------------
surrender of this Warrant in the manner and at the place provided in subsection
1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

          1.3.  Payment by Notes Surrender.  Notwithstanding the payment
                --------------------------
provisions of subsections 1.1 and 1.2, all or part of the payment due upon exercise of this Warrant in full or in part may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

          1.4  Net Issue Election.  The holder hereof may elect to receive,
               ------------------
without the payment by such holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the form of subscription at the end hereof duly executed by such holder, at the office of the Company. Thereupon, the Company shall issue to such holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                       A
where X = the number of shares to be issued to such holder pursuant to this subsection 1.4.

          Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this subsection 1.4.

          A = the fair market value (as hereinafter defined) of one share of Common Stock, as determined in good faith by the Board of Directors of the Company, as at the time the net issue election is made pursuant to this subsection 1.4.

          B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this subsection 1.4.

For the purposes of this section 1.4, "fair market value" shall mean (i) the average (on the date the net issue election is made) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sales price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at such date, "fair market value" shall mean the fair value of the Common Stock as determined in good faith by the Board of Directors of the Company after taking into consideration all factors which they deem appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. The Board of Directors of the Company shall promptly respond in writing to an inquiry by the holder hereof as to the fair market value of one share of Common Stock.

          1.5.  Required Exercise in Certain Events.  In the event that the
                -----------------------------------
Company shall, on or after that date of the Agreement, effect a firm commitment underwritten public offering of shares of its Common Stock in which (i) the aggregate gross proceeds to the Company shall be at least $10,000,000 and (ii) the price per share to the public shall be at least $14.20 , then, in such event, to the extent that the holder of this Warrant is also the holder of one or more of the Notes, the outstanding principal amount and all accrued, but unpaid, interest on such Notes shall be used to the maximum extent available to exercise this Warrant, such exercise to be effective as of the closing of such public offering; provided, however, that such required exercise shall occur only: (i) to the extent that the shares of Common Stock issued upon such exercise are included in the registration statement for such underwritten public offering, or (ii) the shares of Common Stock issued upon such exercise may be freely sold by the holder hereof pursuant to subsection (k) of Rule 144 under the Securities Act of 1933, as amended.

          1.6.  Company Acknowledgment.  The Company will, at the time of the
                ----------------------
exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.7.  Trustee for Warrant Holders.  In the event that a bank or trust
                ---------------------------
company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this section 1.

          2.  Delivery of Stock Certificates, etc., on Exercise.  As soon as
              -------------------------------------------------
practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 1 or otherwise.

          3.  Adjustment for Dividends in Other Stock, Property, etc.;
              --------------------------------------------------------
Reclassification, etc.  In case at any time or from time to time, the holders of
---------------------
Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in subsection 5.4), then and in each such case the holder of this Warrant, on the exercise hereof as provided in section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by sections 4 and 5.

    4.  Adjustment for Reorganization, Consolidation, Merger, etc.
        ---------------------------------------------------------

          4.1. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or
(c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in sections 3 and 5.

          4.2.  Dissolution.  In the event of any dissolution of the Company
                -----------
following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this section 4 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

          4.3.  Continuation of Terms.  Upon any reorganization, consolidation,
                ---------------------
merger or transfer (and any dissolution following any transfer) referred to in this section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in section 6.

    5.  Adjustment for Issue or Sale of Common Stock at Less Than the
        -------------------------------------------------------------
Purchase Price in Effect.
------------------------

          5.1.  General.  If the Company shall at any time or from time to time,
                -------
issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this section 5 by subsections 5.4 and 5.5) without consideration or for a net consideration per share less than the Purchase Price in effect immediately prior to such issuance, then, and in each such case: (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

               (2) the denominator of which shall be (a) the number of shares of Common stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued;

and (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive the number of shares of Common stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

            5.2.  Definitions, etc.  For purposes of this section 5 and of
                  ----------------
section 7:

               The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in subsection 5.1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under subsection 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this subsection 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options or other subscription or purchase rights expire or are cancelled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price in effect at the time of the issuance of the expired or cancelled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or cancelled warrants, options or other subscriptions or purchase rights not been issued. For purposes of this subsection 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                    (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                    (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.

          For purposes of this section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this section 5, consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

          This subsection 5.2 shall not apply under any of the circumstances described in subsections 5.4 and 5.5.

          5.3.  Dilution in Case of Other Securities.  In case any Other
                ------------------------------------
Securities shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for this section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          5.4.  Extraordinary Events.  In the event that the Company shall (i)
                --------------------
issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this subsection 5.4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.4) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

          5.5  Excluded Shares.  Subsection 5.1 shall not apply to: (i) the
               ---------------
issuance of shares of Common Stock, or options therefor, to directors, officers and employees of the Company pursuant to the Company's Stock Option Plan, Profit Sharing Plan and Supervisors Incentive Plan, as long as the aggregate number of shares, and options therefor (including options outstanding on the date of the Agreement) so issued does not exceed the number of shares authorized, or which could be issued, under such plans on the date of the Agreement or (ii) the issuance of shares of Common Stock pursuant to that certain Settlement Agreement, dated December 12, 1995, between the Company and CPC International, Inc.

    6.  No Dilution or Impairment.  The Company will not, by amendment of
        -------------------------
its Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrants.

    7.  Accountants' Certificate as to Adjustments.  In each case of any
        ------------------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

      8.  Notices of Record Date, etc.  In the event of
          ---------------------------

               (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than dividends payable solely out of earnings or earned surplus of the Company), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants and the issuance of securities referred to in subsection 5.5 of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

          9.  Reservation of Stock, etc., Issuable on Exercise of Warrants.  The
              ------------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

          10.  Exchange of Warrants.  Subject to compliance with federal and
               --------------------
applicable state securities laws, on surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          11.  Replacement of Warrants.  On receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          12.  Warrant Agent.  The Company may, by written notice to each holder
               -------------
of a Warrant, appoint an agent having an office in either Boston, Massachusetts, Providence, Rhode Island or New York, New York for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to section 1, exchanging Warrants pursuant to section 10, and replacing Warrants pursuant to section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

          13.  Remedies.  The Company stipulates that the remedies at law of the
               --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          14.  Negotiability, etc.  This Warrant is issued upon the following
               ------------------
terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

               (a) subject to compliance with federal and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     15.  Notices, etc.  All notices and other communications from the
          ------------
Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     16.  Miscellaneous.  This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     17.  Expiration; Automatic Exercise.  The right to exercise this
          ------------------------------
Warrant shall expire at 5:00 P.M., Boston time, on the later of (i) December 31, 2005 or (ii) at such time as all principal and interest on the Notes (as defined in the Agreement) is paid in full. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of subsection 1.4 hereof, without any further action on behalf of the holder hereof, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

Dated:  December 19, 1995           PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                    By_______________________________________
                                    Orville R. Harrold, President

[Corporate Seal]

Attest:

By ________________________________
 Its

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO PROVIDENCE AND WORCESTER RAILROAD COMPANY

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of PROVIDENCE AND WORCESTER RAILROAD COMPANY and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., whose address is ...................

Dated:
                              ..................................................
                              (Signature must conform to name of holder as specified on the face of the Warrant)

                              ..................................................
                              (Address)

                              ____________________

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto .................. the right represented by the within Warrant to purchase ............. shares of Common Stock of PROVIDENCE AND WORCESTER
RAILROAD COMPANY to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of
PROVIDENCE AND WORCESTER RAILROAD COMPANY with full power of substitution in the premises.

Dated:

                              ..................................................
                              (Signature must conform to name of holder as specified on the face of the Warrant)

                              ..................................................
                              (Address)

Signed in the presence of:

 ...........................